UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                        December 20, 1999

                         CI4NET.COM, INC.
     (Exact name of registrant as specified in its charter)


        DELAWARE                           13-4032991
        --------                           ----------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

1 Rockefeller Plaza - Suite 1600
New York, New York                            10020
----------------------------------            -----
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number             (212) 225-6581
                                          --------------

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FORWARD LOOKING STATEMENTS

Except for the Historical Information Contained Herein, Certain Matters Discussed in this Report May Be Considered "Forward-looking Statements" Within The Meaning of The Securities Act of 1933 And The Securities Exchange Act of 1934, as Amended by The Private Securities Litigation Reform Act of 1995. Those Statements Include Statements Regarding The Intent, Belief or Current Expectations of The Company and Members of its Management as Well as the Assumptions on Which Such Statements Are Based. Prospective Investors Are Cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from Those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


Item 2.  Acquisition or Disposition of Assets

On December 20, 1999, Ci4net.com, Inc., acquired all of the outstanding shares of common stock of Planet Edge Limited, a company organized in the United Kingdom. In consideration for acquiring all the outstanding shares of common stock of Planet Edge Limited, Ci4net.com issued a total of 1,166,667 shares of its common stock to the shareholders of Planet Edge Lmited. Control of the Company remains in the hands of the shareholders of Ci4net.com Inc. The transaction was effectuated by the execution of a Share Sale Agreement between the parties and issuance of the shares and completion of the transaction has also been finalized.


ABOUT PLANET EDGE LIMITED

Planet Edge is an Information Infrastructure Development company with a focus on making Information more efficient in the work
place.   Planet Edge offers a full and detailed solution to many
modern computing issues such as making Information more accessible, spreading Information securely and introducing new people to your Information - via the Internet for example. Planet Edge has comprehensive areas of speciality, which can be divided into four principal headings; the Internet, Data Communications, Programming and Development and Software products. Planet Edge are ISO 9002 accredited, Sun Microsystems accredited and Allaire accredited.

The Company can offer Global Facility Management, from servers servers in prime locations around the world. Currently these locations include, Bristol (UK), London (UK), Washington (USA), San Francisco (USA), Chicago (USA), Singapore (Far East), Sydney (Australia).

Planet Edge specializes in integrating existing client/server software with the Internet. By integrating existing ordering and stock control systems with the Internet, not only can Planet Edge increase productivity, lower overheads and generate further business through a clearer and more open product control system, but scalability and upgradability ensures through the use of modern and open protocols.

The Company's association with Sun Microsystems allows the Company to utilize high performance hardware and software to ensure a reliable system in place to support e-commerce. Planet Edge also offers customized solutions to database transition, as well as virtual server packages, ISDN and leased line integration, Internet connectivity, Firewalls and Security solutions. Planet Edge is also a well established software development firm, fluent in many languages, including Object Oriented Pascal, Visual Basic, Active Server Pages, Perl, Java, Javascript/VB/PerlScript, Cold Fusion, UNIX, UNIX C, miniSQL, Cold Fusion. In addition, the Company's programmers are competent in HTML, the windows operating system, and protocols used throughout the Internet. Planet Edge programmers will often use a combination of the various skills to produce the best solution for the problem. Planet Edge is also highly competent in C, C++, Visual C++, Visual Basic, Object Oriented Design, Informix, Sybase, Oracle, and SQL.


ABOUT CI4NET.COM

Ci4net.com is an Internet holding company initially actively engaged in European business-to-business, or B2B, e-commerce, Business-to-Consumer, or B2C, e-commerce and the building of an e-commerce technological European infrastructure to serve global e-commerce through a network of integrated partner and partner companies. Our goal is to become a leading European e-commerce company by establishing an e-commerce presence in major segments of the European economy. We believe that our focus on the e-commerce industry enables us to capitalize rapidly on new opportunities to attract and develop leading e-commerce companies. Our initial focus is on Europe, however we now have integrated partner operations in Australia, and the USA. The European market is now poised for exponential growth, in just the same way the USA has experienced over the past three years. We intend to take the successful business models that have had accelerated growth in the USA and apply them to the European marketplace through strategic relationships and joint ventures, as well as taking the internal business models that we develop to other marketplaces

Ci4net is well positioned to fully exploit the opportunity in European Internet growth in a market that is potentially larger and is now growing faster than the U.S. Ci4net utilizes an acquisition as well as a development strategy for building or buying the best Internet properties. Ci4net intend to expand throughout the European market in two stages. We have separated the European market into two areas of priority. Area One countries for our expansion are the UK, Germany, France and Italy. Area Two countries are Spain, Netherlands, Switzerland, Belgium, Sweden, Austria, Denmark and Norway. Area one alone has a combined population of 255 million and GDP of $6.06 trillion compared with the US population of 225 million and GDP of $5.96 trillion. Although to date the company's investments have been weighted towards B2C, Ci4net now believes the European market for B2B is at a stage of adoption where Ci4net has an opportunity to become the European market leader in B2B, by weighting the majority of it's future investments into B2B.

Our operating strategy is to integrate our integrated partner and partner companies into a collaborative network that leverages off of our group knowledge and resources. With the goal of holding our partner company interests for the long-term, we use these group resources to actively develop the business strategies, operations and management teams of our partner companies.

We intend to rapidly develop our B2B operations so as to become a leading company in the European B2B marketplace, and intend that the Ci4net portfolio will be at least 50% B2B by the end of the year 2000. We see this area as a core focus, as this is currently underdeveloped in the European and Global marketplace. More and more business are looking to the Internet to conduct their business, however there is a lack of understanding and expertise on how they might achieve this. Goldman Sachs estimate that e-commerce is forecast to grow from $43 billion in 1998 to $1.5 trillion in 2004.

An integral part of Ci4net's structure is the groups Infrastructure Enabling Technology Companies (IETC) that create the operational infrastructure for the integrated partner and partner companies. The IETC are all existing business with proprietary technology and experienced management, which will all benefit from additional relationships with the Ci4net B2C and B2B companies. The synergistic relationships that exist between the IETC companies gives the Ci4net companies a solid technological platform on which to develop site and e-commerce operations.

Ci4net's resources include the experience, industry relationships and specific expertise of our management team, and the management teams of our partner companies. Ci4net believes that building successful e-commerce companies enhances the ability of our collaborative network to generate innovation and growth among our partner companies. The substantial growth in e-commerce creates tremendous market opportunities for new emerging companies.



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Item 5.   Other Events

The Company has relocated its United States offices to 1
Rockefeller Plaza, New York, New York 10020, for the purpose of being better geographically positioned to conduct its operations and be more centrally located.


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Item 7.   Financial Statements and Exhibits

PLANET EDGE LIMITED
DIRECTOR'S REPORT

The directors present their annual report with the financial statements of the company for the year ended 31 July 1999.

PRINCIPAL ACTIVITIES
The principal activities of the company in the year under review was that of software solutions

REVIEW OF THE BUSINESS
The prifit for the year after providing for taxation is GBP76,385
(1998 loss of GBP 6,639).
The directors do not recommend the payment of a dividend.

DIRECTORS AND THEIR INTERESTS
The directors in office in the year and their beneficial interests in the company at the balance sheet date and the beginning of the year (or on appointment if later) were as follows:

                                               Number of Shares
                                               1999        1998
                                               ----------------
R. Kumar          Orinary shares of GBP1 each    1           1
M. Gittins                                       -           -
T. Lloyd                                         -           -

Directors appointed during the year:
M. Gittins
T. Lloyd

DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:
      - select suitable accounting policies and then apply them consistently;
      - make judgments and estimates that are reasonable and prudent;
      - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business;

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

CLOSE COMPANY
The company is a close company, as defined by the Income and Corporation Taxes Act 1988.

AUDITORS
The auditors, Moore Stephens, will be proposed for re-appointment in accordance with section 385 of the Companies Act 1985.

The above report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

On behalf of the board,


M Gittins
Director

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PLANET EDGE LIMITED
AUDITORS' REPORT TO THE SHAREHOLDERS


We have audited the financial statements on pages 5 to 9 which have been prepared in accordance with the Financial Reporting
Standard for Small Entities, under the historical cost convention and on the basis of accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF THE DIRECTORS AND AUDITORS
As described in the directors' report, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.


OPINION
In our opinion the financial statements give a true and fair view of the state of affairs of the company as at 31 July 1999 and of its profit for the year then ended and have been property prepared in accordance with the provisions of the Companies Act
1985.

Moore Stephens
Chartered Accountants & Registered Auditor
30 Gay Street
Bath
BA1 2PA
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PLANET EDGE LIMITED
PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 JULY 1999


                                   Notes       1999        1998
                                   -----------------------------
TURNOVER                                     541,397      57,607
Administrative expenses                      448,635      65,836
                                            ---------   --------
OPERATING PROFIT/LOSS                2        92,762     ( 8,229)

Investment income and interest
   Receivable                                      1           -
Interest payable and similar charges            (192)        (10)
                                            ---------   --------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES
BEFORE TAXATION                               92,571     ( 8,239)

Tax on profit/(loss) on ordinary
   activities                        4       (16,186)          -
                                            ---------   --------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES
AFTER TAXATION                                76,385     ( 8,239)
                                            =========   ========

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PLANET EDGE LIMITED
BALANCE SHEET
AT 31 JULY 1999

                                              1999                 1998
                               Notes      L          L          L         L
FIXED ASSETS
Tangible Assets                  5                 71,603                  681

CURRENT ASSETS
Debtors                          6      316,918                5,432
Cash at bank and in hand                     89                  100
                                        -------              -------
                                        317,007                5,532
CREDITORS: amount falling due
within one year                  7     (314,120)              (8,108)
                                        -------              -------

NET CURRENT ASSETS/
(LIABILITIES)                                       2,887               (2,576)
                                                  -------              --------
TOTAL ASSETS LESS CURRENT
LIABILITIES                                        74,490               (1,895)
                                                  =======              ========

CAPITAL AND RESERVES
Called up share capital          8                      1                    1
Profit and loss account          9                 74,489               (1,896)
                                                  -------              --------
TOTAL SHAREHOLDERS FUNDS                           74,490               (1,895)
                                                  =======              ========

The financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting
Standard for Smaller Entities.

Approved by the board of directors on 17 November 1999 and signed on its behalf by:

M Gittins
Director

PLANET EDGE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 JULY 1999

1.     STATEMENT OF ACCOUNTING POLICIES

The financial statements have been prepared under the historical cost convention.

Turnover
Turnover represents the total invoice value, excluding value added tax, of goods sold and services rendered during the year.

Depreciation of tangible fixed assets
Depreciation is provided at the following annual rates in order to write off each asset over its useful life:

Office furniture and fittings            25% reducing balance
Computer equipment                       33.33% on cost

Foreign Currencies
Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into the profit and loss account for the year.

Operating lease commitments
Lease payments under operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.


2.     OPERATING PROFT/(LOSS)

                                            1999          1998
Operating profit/(loss) is stated            GBP           GBP

After charging:
Depreciation of fixed assets                28,652         227
Auditors remuneration                        1,000          -


3.     INFORMATION ON DIRECTORS
                                            1999          1998
Directors' emoluments                        GBP           GBP

Emoluments, including pension
contributions to money purchase
(defined contribution) schemes             127,710          -


4.     TAX ON PROFIT ON ORDINARY ACTIVITIES
                                            1999          1998
                                             GBP           GBP
The taxation charge comprises:
Corporation tax                             16,186          -


5.     TANGIBLE FIXED ASSETS
                               Plant and Machinery Etc.
                                       GBP
Cost:
At 1 August 1998                     1,211
Additions                           99,573
                                   --------
At 31 July 1999                    100,784

Depreciation:
At 1 August 1998                       530
Charge for year                     28,651
                                   --------
At 31 July 1999                     29,181

Net book value:
At 31 July 1999                     71,603
                                   --------
At 31 July 1998                        681


6.     DEBTORS
                                            1999          1998
                                             GBP           GBP

Trade Debtors                             299,450        3,358
Other Debtors                              17,468        2,074
                                         ---------     --------
                                          316,918        5,432

7.     CREDITORS: amounts falling due within one year

                                            1999          1998
                                             GBP           GBP
Bank loans and overdrafts                  52,665        1,596
Trade creditors                            50,082        2,228
Taxation and social security               96,607        1,640
Other creditors                           114,766        2,644
                                          --------     --------
                                          314,120        8,108

Bank overdrafts amounting to GBP52,665 (1998 GBP1,56) are secured.


8.     SHARE CAPITAL
                                            1999          1998
                                             GBP           GBP
Authorized:
 Equity Interests:
 Ordinary shares of GBP1 each               1,000        1,000
Alloted, called up and fully paid:
 Equity interests:
 Ordinary shares of GBP1 each                   1            1
                                          --------      -------


9.    PROFIT AND LOSS ACCOUNT
                                            1999          1998
                                             GBP           GBP
(Accumulated loss)/Retained profit
   As at 1 August 1998                    (1,896)        6,343
Profit/(loss) for the year                76,385        (8,239)
                                         --------      --------
Retained proft/(Accumulated loss) as
at 31 July 1999                           74,489        (1,896)



10.     REVENUE COMMITMENTS

At year end the company was committed to making the following payments during the next year in respect of operating leases with expiry dates as follows:
                                             1999          1998
                                             GBP           GBP
Within one year                           40,350            -
More than one year and less
than five years                              330            -
                                         --------      --------
                                          40,680            -


11.     TRANSACTIONS WITH DIRECTORS
                                             1999          1998
                                             GBP           GBP
Amounts owed to directors
Director's current account                 9,350            -

Amounts owed by directors
Director's current account                    -           1,381


12.     RELATED PARTY DISCLOSURES

During the year Net Edge Ltd., loaned Planet Edge Ltd., GBP 1,544. This amount was still outstanding at the year end. Net Edge Ltd., is controlled by R. Kumar.
Team 4 Internet Services Ltd., is controlled by M Gittens and T Lloyd. During the year a loan of GBP8,218 was made to Team 4 Internet Services Ltd., and services were provided by Team 4 Internet Services Ltd., with a value of GBP9,989. Both of these amounts were outstanding at year end.






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SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 28, 2000
Ci4net.com, Inc.
(Registrant)

/s/ Kevin R. Leech
President